Marketable Securities:	9 Months Ended
Sep. 30, 2014
Marketable Securities: [Abstract]
Marketable Securities:

Note 5.          Marketable Securities:

	September 30,	December 31,
	2014	2013
Fair value at beginning of year	$318,442	$723,449
Dispositions, at cost	-	(12,500)
Realized loss	-	4,039
Unrealized loss	(47,241)	(396,546)
Fair value at balance sheet date	$271,201	$318,442

The Company's marketable securities are classified as available-for-sale and are recorded at quoted market value with gains and losses recorded within other comprehensive income until realized. Realized gains and losses are based on the average cost of the shares held at the date of disposition. Declines in the fair value of certain securities were determined to be other than temporary and as a result the Company recognized impairment losses of $178,250 during the year ended December 31, 2013. As of September 30, 2014 and December 31, 2013, marketable securities had a cost basis of $321,016.